SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8‑K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2018
LCNB CORP.
(Exact name of Registrant as specified in its Charter)

Ohio	001-35292	31-1626393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2 North Broadway, Lebanon, Ohio	45036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 932-1414
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 19, 2018, LCNB Corp. issued an earnings release announcing its financial results for the three and six months ended June 30, 2018. A copy of the earnings release was furnished with a Current Report on Form 8-K filed on July 19, 2018 (the "Original Earnings Release"). This Amendment No. 1 on Form 8-K/A is being filed to amend Items 2.02, 7.01, and 9.01 of the Original Release, solely for the purpose of updating information related to certain acquisition costs, as described below (this amendment, the "Revised Earnings Release").

Item 2.02 Results of Operations and Financial Condition.

On July 19, 2018, LCNB Corp. filed the Original Earnings Release to report its financial results for the three and six months ended June 30, 2018. The Original Earnings Release reflected our initial estimates for purchase accounting adjustments related to our acquisition of Columbus First Bancorp, Inc. ("CFB"). Subsequently, additional and more accurate information has been obtained related to the acquisition. Although the accounting related to the acquisition of CFB is not yet complete, we believe the information in this Revised Earnings Release is a more accurate representation of the combined entity. The Revised Earnings Release replaces the Original Earnings Release and has been re-posted on the Company's website.

A copy of the updated earnings release (Exhibit 99.1) and updated unaudited financial highlights (Exhibit 99.2) reflecting these changes are attached and are furnished under this Item 2.02.

Item 7.01 Regulation FD Disclosure.

On July 19, 2018, LCNB Corp. filed the Original Earnings Release to report its financial results for the three and six months ended June 30, 2018. The Original Earnings Release reflected our initial estimates for purchase accounting adjustments related to our acquisition of Columbus First Bancorp, Inc. ("CFB"). Subsequently, additional and more accurate information has been obtained related to the acquisition. Although the accounting related to the acquisition of CFB is not yet complete, we believe the information in this Revised Earnings Release is a more accurate representation of the combined entity. The Revised Earnings Release replaces the Original Earnings Release and has been re-posted on the Company's website.

A copy of the updated earnings release (Exhibit 99.1) and updated unaudited financial highlights (Exhibit 99.2) reflecting these changes are attached and are furnished under this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.        Description

99.1	Updated Earnings Press Release Dated August 6, 2018

99.2	Updated Unaudited Financial Highlights

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LCNB CORP.

Date: August 6, 2018	By: /s/ Robert C. Haines II
Robert C. Haines II Chief Financial Officer